UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 25, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-WMC1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-127020-05                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1 Asset Backed Pass-Through Certificates, Series 2005-WMC1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator and Servicer, and U.S. Bank N.A, as Trustee.

   On November 25, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1
               Asset Backed Pass-Through Certificates, Series 2005-WMC1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   November 30, 2005

        Exhibit Index

      99.1     Statement to Certificateholders on November 25, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-WMC1
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WMC1
                        STATEMENT TO CERTIFICATEHOLDERS
                                November 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        404,000,000.00    404,000,000.00     14,780,043.86     1,405,920.00   16,185,963.86   0.00        0.00     389,219,956.14
A2        382,300,000.00    382,300,000.00     23,208,678.87     1,287,289.06   24,495,967.93   0.00        0.00     359,091,321.13
A3        252,900,000.00    252,900,000.00              0.00       880,092.00      880,092.00   0.00        0.00     252,900,000.00
A4         59,041,000.00     59,041,000.00              0.00       210,694.37      210,694.37   0.00        0.00      59,041,000.00
M1         55,745,000.00     55,745,000.00              0.00       201,177.51      201,177.51   0.00        0.00      55,745,000.00
M2         49,953,000.00     49,953,000.00              0.00       181,079.63      181,079.63   0.00        0.00      49,953,000.00
M3         29,682,000.00     29,682,000.00              0.00       108,314.57      108,314.57   0.00        0.00      29,682,000.00
M4         26,786,000.00     26,786,000.00              0.00       100,551.67      100,551.67   0.00        0.00      26,786,000.00
M5         25,338,000.00     25,338,000.00              0.00        95,728.37       95,728.37   0.00        0.00      25,338,000.00
M6         23,167,000.00     23,167,000.00              0.00        88,459.33       88,459.33   0.00        0.00      23,167,000.00
M7         20,995,000.00     20,995,000.00              0.00        88,622.23       88,622.23   0.00        0.00      20,995,000.00
M8         18,099,000.00     18,099,000.00              0.00        78,147.46       78,147.46   0.00        0.00      18,099,000.00
M9         18,099,000.00     18,099,000.00              0.00        83,979.36       83,979.36   0.00        0.00      18,099,000.00
M10        13,755,000.00     13,755,000.00              0.00        72,687.53       72,687.53   0.00        0.00      13,755,000.00
M11        13,755,000.00     13,755,000.00              0.00        72,687.53       72,687.53   0.00        0.00      13,755,000.00
P                 100.00            100.00              0.00       291,104.14      291,104.14   0.00        0.00             100.00
R                   0.00              0.00              0.00             0.00            0.00   0.00        0.00               0.00
TOTALS  1,393,615,100.00  1,393,615,100.00     37,988,722.73     5,246,534.76   43,235,257.49   0.00        0.00   1,355,626,377.27
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C       1,447,912,146.71  1,447,912,146.71              0.00     3,040,071.20    3,040,071.20   0.00        0.00   1,409,923,423.48
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
A1    46626LBD1    1,000.00000000   36.58426698           3.48000000          40.06426698    963.41573302     A1    4.320000 %
A2    46626LBE9    1,000.00000000   60.70802739           3.36722223          64.07524962    939.29197261     A2    4.180000 %
A3    46626LBF6    1,000.00000000    0.00000000           3.48000000           3.48000000  1,000.00000000     A3    4.320000 %
A4    46626LBG4    1,000.00000000    0.00000000           3.56861113           3.56861113  1,000.00000000     A4    4.430000 %
M1    46626LBH2    1,000.00000000    0.00000000           3.60888887           3.60888887  1,000.00000000     M1    4.480000 %
M2    46626LBJ8    1,000.00000000    0.00000000           3.62500010           3.62500010  1,000.00000000     M2    4.500000 %
M3    46626LBK5    1,000.00000000    0.00000000           3.64916684           3.64916684  1,000.00000000     M3    4.530000 %
M4    46626LBL3    1,000.00000000    0.00000000           3.75388897           3.75388897  1,000.00000000     M4    4.660000 %
M5    46626LBM1    1,000.00000000    0.00000000           3.77805549           3.77805549  1,000.00000000     M5    4.690000 %
M6    46626LBN9    1,000.00000000    0.00000000           3.81833341           3.81833341  1,000.00000000     M6    4.740000 %
M7    46626LBP4    1,000.00000000    0.00000000           4.22111122           4.22111122  1,000.00000000     M7    5.240000 %
M8    46626LBQ2    1,000.00000000    0.00000000           4.31777778           4.31777778  1,000.00000000     M8    5.360000 %
M9    46626LBR0    1,000.00000000    0.00000000           4.64000000           4.64000000  1,000.00000000     M9    5.760000 %
M10   46626LBS8    1,000.00000000    0.00000000           5.28444420           5.28444420  1,000.00000000     M10   6.560000 %
M11   46626LBT6    1,000.00000000    0.00000000           5.28444420           5.28444420  1,000.00000000     M11   6.560000 %
P      N/A         1,000.00000000    0.00000000   2,911,041.40000000   2,911,041.40000000  1,000.00000000     P     0.000000 %
TOTALS             1,000.00000000   27.25912107           3.76469425          31.02381532    972.74087893
-----------------------------------------------------------------------------------------   -------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C      N/A         1,000.00000000    0.00000000           2.09962407           2.09962407    973.76310205     C     0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


Principal Funds:
                             Scheduled Principal Payments (Total)                                                   746,256.74
                                                                         Group 1                                    315,166.64
                                                                         Group 2                                    431,090.10

                             Principal Prepayments (Total)                                                          37,192,415.04
                                                                         Group 1                                    14,426,779.65
                                                                         Group 2                                    22,742,313.66

                             Curtailments (Total)                                                                   75,322.07
                                                                         Group 1                                    23,648.22
                                                                         Group 2                                    51,673.85

                             Curtailment Interest Adjustments (Total)                                               -25,270.63
                                                                         Group 1                                    -8,872.19
                                                                         Group 2                                    -16,398.44

                             Repurchase Principal (Total)                                                           23,321.73
                                                                         Group 1                                    23,321.73
                                                                         Group 2                                    0.00

                             Substitution Amounts (Total)                                                           0.00
                                                                         Group 1                                    0.00
                                                                         Group 2                                    0.00

                             Net Liquidation Proceeds (Total)                                                       0.00
                                                                         Group 1                                    0.00
                                                                         Group 2                                    0.00

                             Other Principal Adjustments (Total)                                                    0.00
                                                                         Group 1                                    0.00
                                                                         Group 2                                    0.00

Interest Funds:

                             Gross Interest                                                                         8,604,821.39
                                                                         Group 1                                    3,148,691.99
                                                                         Group 2                                    5,456,129.40

                             Servicing Fees                                                                         603,287.03
                                                                         Group 1                                    221,902.16
                                                                         Group 2                                    381,384.87

                             Trustee Fees                                                                           3,619.86
                                                                         Group 1                                    1,331.52
                                                                         Group 2                                    2,288.34

                             Custodian Fee                                                                          2,413.19
                                                                         Group 1                                    887.65
                                                                         Group 2                                    1,525.54

Prepayment Penalties:
                             Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected      45
                                                                         Group 1                                    27
                                                                         Group 2                                    18

                             Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected     10,008,932.28
                                                                         Group 1                                    5,974,720.76
                                                                         Group 2                                    4,034,211.52

                             Amount of Prepayment Penalties Collected                                               291,104.14
                                                                         Group 1                                    170,479.86
                                                                         Group 2                                    120,624.28
Available Remitance Amount                                                                                          45,984,224.53

                             Principal Remittance Amount (Total)                                                    37,988,723.22
                                                                         Group 1                                    14,780,044.05
                                                                         Group 2                                    23,208,679.17

                             Interest Remittance Amount (Total)                                                     7,995,501.31
                                                                         Group 1                                    2,924,570.66
                                                                         Group 2                                    5,070,930.65
Pool Detail:
                             Beginning Number of Loans Outstanding                                                  7,642
                                                                         Group 1                                    3,452
                                                                         Group 2                                    4,190

                             Ending Number of Loans Outstanding                                                     7,489
                                                                         Group 1                                    3,379
                                                                         Group 2                                    4,110

                             Beginning Aggregate Loan Balance                                                       1,447,912,146.70
                                                                         Group 1                                    532,588,418.76
                                                                         Group 2                                    915,323,727.94

                             Ending Aggregate Loan Balance                                                          1,409,923,423.47
                                                                         Group 1                                    517,808,374.72
                                                                         Group 2                                    892,115,048.75

                             Current Advances                                                                       0.00
                                                                         Group 1                                    0.00
                                                                         Group 2                                    0.00

                             Aggregate Advances                                                                     0.00
                                                                         Group 1                                    0.00
                                                                         Group 2                                    0.00

                             Weighted Average Remaning Term To Maturity                                             335.20
                                                                         Group 1                                    339.00
                                                                         Group 2                                    333.00

                             Weighted Average Net Mortgage Rate                                                     6.62651%
                                                                         Group 1                                    6.58949%
                                                                         Group 2                                    6.64805%

                                   Delinquent Mortgage Loans
                                   Group  1
                                   Category                  Number                  Principal Balance      Percentage
                                   1 Month                            49                  6,618,755.37      1.28 %
                                   2 Month                            19                  2,722,549.35      0.53 %
                                   3 Month                             0                          0.00      0.00 %
                                   Total                              68                  9,341,304.72      1.80 %
                                   Delinquent Mortgage Loans
                                   Group  2
                                   Category                  Number                  Principal Balance      Percentage
                                   1 Month                            88                 18,406,409.04      2.06 %
                                   2 Month                            34                  8,982,226.38      1.01 %
                                   3 Month                             1                    294,909.71      0.03 %
                                   Total                             123                 27,683,545.13      3.10 %

                                     * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                        Bankruptcies
                                        Group            Number of             Principal Balance        Percentage
                                        Number           Loans

                                              1                  8                708,538.38               0.14%
                                              2                  4              1,205,529.10               0.14%
                                        Total                   12              1,914,067.48               0.14%

                                   Group 1 Bankruptcy Reporting:
                             Number of Bankruptcy Loans that are Current                                       7
                             Principal Balance of Bankruptcy Loans that are Current                            589,933.19
                             Number of Bankruptcy Loans that are 1 Month Delinquent                            0
                             Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                 0.00
                             Number of Bankruptcy Loans that are 2 Months Delinquent                           1

                             Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                118,605.19
                             Number of Bankruptcy Loans that are 3+ Months Delinquent                          0
                             Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent               0.00
                             Total Number of Bankruptcy Loans                                                  8
                             Total Principal Balance of Bankruptcy Loans                                       708,538.38

                                   Group 2 Bankruptcy Reporting:
                             Number of Bankruptcy Loans that are Current                                       4
                             Principal Balance of Bankruptcy Loans that are Current                            1,205,529.10
                             Number of Bankruptcy Loans that are 1 Month Delinquent                            0
                             Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                 0.00
                             Number of Bankruptcy Loans that are 2 Months Delinquent                           0
                             Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                0.00
                             Number of Bankruptcy Loans that are 3+ Months Delinquent                          0
                             Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent               0.00
                             Total Number of Bankruptcy Loans                                                  4
                             Total Principal Balance of Bankruptcy Loans                                       1,205,529.10

                                                Foreclosures
                                                Group             Number of             Principal Balance          Percentage
                                                Number            Loans

                                                      1                  0                      0.00                 0.00%
                                                      2                  0                      0.00                 0.00%
                                                Total                    0                      0.00                 0.00%

                                   Group 1 Foreclosure Reporting:
                             Number of Foreclosure Loans that are Current                                          0
                             Principal Balance of Foreclosure Loans that are Current                               0.00
                             Number of Foreclosure Loans that are 1 Month Delinquent                               0
                             Principal Balance of Foreclosure Loans that are 1 Month Delinquent                    0.00

                             Number of Foreclosure Loans that are 2 Months Delinquent                              0
                             Principal Balance of Foreclosure Loans that are 2 Months Delinquent                   0.00
                             Number of Foreclosure Loans that are 3+ Months Delinquent                             0
                             Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                  0.00
                             Total Number of Foreclosure Loans                                                     0
                             Total Principal Balance of Foreclosure Loans                                          0.00

                                    Group 2 Foreclosure Reporting:
                             Number of Foreclosure Loans that are Current                                          0
                             Principal Balance of Foreclosure Loans that are Current                               0.00
                             Number of Foreclosure Loans that are 1 Month Delinquent                               0
                             Principal Balance of Foreclosure Loans that are 1 Month Delinquent                    0.00
                             Number of Foreclosure Loans that are 2 Months Delinquent                              0
                             Principal Balance of Foreclosure Loans that are 2 Months Delinquent                   0.00
                             Number of Foreclosure Loans that are 3+ Months Delinquent                             0
                             Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                  0.00
                             Total Number of Foreclosure Loans                                                     0
                             Total Principal Balance of Foreclosure Loans                                          0.00

                                       REO Properties
                                       Group                 Number of     Principal Balance   Percentage
                                       Number                Loans

                                             1               0              0.00                0.00%
                                             2               0              0.00                0.00%
                                       Total                 0              0.00                0.00%

                                   Group 1 REO Reporting:
                             Number of REO Loans that are Current                                                  0
                             Principal Balance of REO Loans that are Current                                       0.00
                             Number of REO Loans that are 1 Month Delinquent                                       0


                             Principal Balance of REO Loans that are 1 Month Delinquent                            0.00
                             Number of REO Loans that are 2 Months Delinquent                                      0
                             Principal Balance of REO Loans that are 2 Months Delinquent                           0.00
                             Number of REO Loans that are 3+ Months Delinquent                                     0
                             Principal Balance of REO Loans that are 3+ Months Delinquent                          0.00
                             Total Number of REO Loans                                                             0
                             Total Principal Balance of REO Loans                                                  0.00

                                   Group 2 REO Reporting:
                             Number of REO Loans that are Current                                                   0
                             Principal Balance of REO Loans that are Current                                        0.00
                             Number of REO Loans that are 1 Month Delinquent                                        0
                             Principal Balance of REO Loans that are 1 Month Delinquent                             0.00
                             Number of REO Loans that are 2 Months Delinquent                                       0
                             Principal Balance of REO Loans that are 2 Months Delinquent                            0.00
                             Number of REO Loans that are 3+ Months Delinquent                                      0
                             Principal Balance of REO Loans that are 3+ Months Delinquent                           0.00
                             Total Number of REO Loans                                                              0
                             Total Principal Balance of REO Loans                                                   0.00

                                 Loan Level REO - Schedule
                                  Group          Loan Number            REO Date     Schedule Principal
                                  Number                                             Balance
                                                                                       0.00

                                 Principal Payoffs by Group occured in this Distribution
                                            Group                  Number of          Principal Balance      Percentage
                                            Number                 Loans
                                                  1                  0                 14,450,101.38             2.79%
                                                  2                  0                 22,742,313.66             2.55%
                                            Total                    0                 37,192,415.04             2.64%

                             Realized Loss by Group

                             Group Number   Current Loss    Cumulative Loss    Ending Balance     Balance of         Net Liquidation
                                                                                                  Liquidated Loans   Proceeds

                             1                     0.00             0.00          517,808,374.72         0.00            0.00
                             2                     0.00             0.00          892,115,048.75         0.00            0.00
                             Total                 0.00             0.00        1,409,923,423.47         0.00            0.00

Loss Detail:

                             Current Realized Losses- Reduced by Recoveries                                       0.00
                                                                         Group 1                                  0.00
                                                                         Group 2                                  0.00

                             Cumulative Realized Losses - Reduced by Recoveries                                   0.00
                                                                         Group 1                                  0.00
                                                                         Group 2                                  0.00

                             Current Applied Losses                                                               0.00
                             Cumulative Applied Losses                                                            0.00

Trigger Event                                                                                                           NO
                             TEST I - Trigger Event Occurrence                                                          NO
                             (Is Delinquency Percentage > 33% of of Senior Enhancement Percetage ?)
                             Delinquency Percentage                                                                    0.85950%
                             33% of of Senior Enhancement Percetage                                                    8.18423%
                             OR
                             TEST II - Trigger Event Occurrence                                                        NO
                             (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                             Cumulative Realized Losses as % of Original Loan Bal                                      0.00000%
                             Required Cumulative Loss %                                                                0.00000%


O/C Reporting
                             Targeted Overcollateralization Amount                                                     54,296,705.50
                             Ending Overcollateralization Amount                                                       54,297,046.19
                             Ending Overcollateralization Deficiency                                                   0.00
                             Overcollateralization Release Amount                                                      0.50
                             Monthly Excess Interest                                                                   3,040,071.20
                             Payment to Class C                                                                        3,040,071.20

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                             Interest Carryforward Balance with respect to such Distribution Date
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Interest Carryforward Amount Paid This Period                                                0.00
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Interest Carryforward Amount Occured This Period                                             0.00
                                                                         Class A-1                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Remaining Interest Carryforward Amount
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

Amounts Received with respect to the Yield Maintenance Agreement                                                          0.00

Basis Risk Reserve Fund Account:
                             Beginning Balance                                                                            1,000.00
                             Additions to the Basis Risk Reserve Fund                                                     0.00
                             Divident Earnings on the Basis Risk Reserve Fund                                             0.00
                             Withdrawals from the Basis Risk Reserve Fund                                                 0.00
                             Ending Balance                                                                               1,000.00

Basis Risk Reserve Carryover:
                             Interest Carryover Balance with respect to such Distribution Date
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Interest Carryover Amount Occured This Period
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Interest Carryover Amount Paid This Period
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Remaining Interest Carryover Amount
                                                                         Class A-1                                        0.00
                                                                         Class A-2                                        0.00
                                                                         Class M-1                                        0.00
                                                                         Class A-3                                        0.00
                                                                         Class A-4                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-10                                       0.00

Non-Supported Interest Shortfall:

                             Total Prepayment Interest Shortfall occured this distribution                                0.00

                             Prepayment Interest Shortfall Allocated to Class A-1                                         0.00
                             Prepayment Interest Shortfall Allocated to Class A-2                                         0.00
                             Prepayment Interest Shortfall Allocated to Class A-3                                         0.00
                             Prepayment Interest Shortfall Allocated to Class A-4                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-1                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-2                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-3                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-4                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-5                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-6                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-7                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-8                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-9                                         0.00
                             Prepayment Interest Shortfall Allocated to Class M-10                                        0.00
                             Prepayment Interest Shortfall Allocated to Class M-11                                        0.00
                             Prepayment Interest Shortfall Allocated to Class C                                           0.00

                             Total Relief Act Interest Shortfall occured this distribution                                0.00

                             Relief Act Interest Shortfall Allocated to Class A-1                                         0.00
                             Relief Act Interest Shortfall Allocated to Class A-2                                         0.00
                             Relief Act Interest Shortfall Allocated to Class A-3                                         0.00
                             Relief Act Interest Shortfall Allocated to Class A-4                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-1                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-2                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-3                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-4                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-5                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-6                                         0.00

                             Relief Act Interest Shortfall Allocated to Class M-7                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-8                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-9                                         0.00
                             Relief Act Interest Shortfall Allocated to Class M-10                                        0.00
                             Relief Act Interest Shortfall Allocated to Class M-11                                        0.00
                             Relief Act Interest Shortfall Allocated to Class C                                           0.00

Available Net Funds Cap to Libor Certificates                                                                             6.855008

One-Month LIBOR for Such Distribution Date                                                                                4.060000

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                             Class A-1                                                                                    4.320000
                             Class A-2                                                                                    4.180000
                             Class A-3                                                                                    4.320000
                             Class A-4                                                                                    4.430000
                             Class M-1                                                                                    4.480000
                             Class M-2                                                                                    4.500000
                             Class M-3                                                                                    4.530000
                             Class M-4                                                                                    4.660000
                             Class M-5                                                                                    4.690000
                             Class M-6                                                                                    4.740000
                             Class M-7                                                                                    5.240000
                             Class M-8                                                                                    5.360000
                             Class M-9                                                                                    5.760000
                             Class M-10                                                                                   6.560000
                             Class M-11                                                                                   6.560000

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                             Deferred Amount with respect to such Distribution Date
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Deferred Amount Paid This Period                                                             0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Deferred Amount Occured This Period                                                          0.00
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00

                             Remaining Deferred Amount
                                                                         Class M-1                                        0.00
                                                                         Class M-2                                        0.00
                                                                         Class M-3                                        0.00
                                                                         Class M-4                                        0.00
                                                                         Class M-5                                        0.00
                                                                         Class M-6                                        0.00
                                                                         Class M-7                                        0.00
                                                                         Class M-8                                        0.00
                                                                         Class M-9                                        0.00
                                                                         Class M-10                                       0.00
                                                                         Class M-11                                       0.00
Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
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